UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 31, 2023

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Perpetua Resources Corp. (the “Company”) announced on March 31, 2023, that the United States Forest Service (“USFS”) has updated the National Environmental Policy Act permitting schedule for the Stibnite Gold Project (“Project”) with a Final Environmental Impact Statement (“FEIS”) and draft Record of Decision (“DROD”) expected by the end of 2023 and a final Record of Decision anticipated in early 2024. In January 2023, the USFS completed a 75-day public comment period on the Supplemental Draft Environmental Impact Statement (“SDEIS”). To finalize the FEIS and DROD by the end of 2023, the USFS is preparing responses to the letters received on the SDEIS and coordinating with state and federal agencies to conclude remaining environmental modeling and impact analysis.

Cautionary Statement

Investors should be aware that the publication of the permitting schedule does not indicate any commitments on the part of the USFS with regard to the content or timing of a final decision. In developing the FEIS, the USFS may select various actions based on each of the alternatives analyzed in the SDEIS. Furthermore, the USFS is not bound by the permitting schedule and anticipated milestones may be delayed materially or not be satisfied. The Project is also subject to additional permits and approvals and will require the Company to obtain additional funding in order to commence operations. There can be no assurance that such permits, approvals or funding will be obtained in a timely manner or at all. For further information on these and other risks and uncertainties that may affect the Company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC and with the Canadian securities regulators. Except as required by law, the Company does not assume any obligation to release publicly any updates to the information contained in this Current Report to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: April 3, 2023	By:	/s/ Jessica Largent
Jessica Largent
Chief Financial Officer